Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350

In connection with the accompanying Quarterly Report of Akebia Therapeutics, Inc. (the Company) on Form 10-Q for the fiscal quarter ended June 30, 2015 (the Report), I, John P. Butler, as Chief Executive Officer and President of the Company, and I, Jason A. Amello, as Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2015	By:	/s/ John P. Butler
John P. Butler
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: August 11, 2015	By:	/s/ Jason A. Amello
Jason A. Amello
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)